Exhibit 4.2
COMMON STOCK
THIS CERTIFICATE IS TRANSFERABLE IN
NEW YORK, NY AND MINNEAPOLIS, MN INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
DEMANDTEC, INC.
COMMON STOCK SEE REVERSE FOR CERTAIN DEFINITIONS CUSIP 24802R 50 6
FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.001 PAR VALUE, OF
DEMANDTEC, INC.
(the “Corporation”), transferable on the books of the Corporation by the record holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
In Witness Whereof the Corporation has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers.
Dated:
COUNTERSIGNEDAND REGISTERED: WELLS FARGO BANK, N.A.
TRANSFER AGENT AND REGISTRAR BY
SECRETARY
PRESIDENT AND CHIEF EXECUTIVE OFFICER

DEMANDTEC, INC.
The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM — as tenants in common UNIF GIFT MIN ACT — Custodian
TEN ENT — as tenants by the entireties(Cust) (Minor) JT TEN — as joint tenants with right of under Uniform Gifts to Minors survivorship and not as tenants Act in common (State)
Additional abbreviations may also be used though not in the above list.
For value received, hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)
shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises. Dated Signature(s) Guaranteed:
Signature(s)
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR NOTICE: THE SIGNATURE(S) ON THIS ASSIGNMENT MUST CORRESPOND
INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN
ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY
SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. CHANGE WHATEVER.
RULE 17Ad-15.